UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2006 (December 30, 2005)

Red Hat, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26281	06-1364380
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1801 Varsity Drive, Raleigh, North Carolina	27606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 754-3700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Red Hat, Inc. (“Red Hat”) and Matthew J. Szulik, Chairman, President and CEO of Red Hat (the “Optionee”) are parties to a Non-Qualified Stock Option Agreement and a Restricted Stock Award Agreement, each dated December 17, 2003 (collectively, the “December 17, 2003 Agreements”), pursuant to which the Optionee received stock options under Red Hat’s 1999 Stock Option and Incentive Plan (the “Stock Options”). Effective December 30, 2005, Red Hat and Optionee amended the December 17, 2003 Agreements by entering into (a) an Amendment to Non-Qualified Stock Option Agreement and (b) an Amendment to a Restricted Stock Award Agreement (collectively, the “Amendments”).

The Amendments are intended to conform the December 17, 2003 Agreements to the requirements of Internal Revenue Code Section 409A (“Section 409A”) and to qualify the Stock Options for exemptions from unfavorable tax effects imposed by Section 409A. The Amendments contemplate that, in 2005, the Optionee voluntarily make irrevocable advance elections to exercise the portions of the Stock Options that were not vested on December 31, 2004 (the “Vesting Options”) on a specified date in the future that is prior to the previously scheduled expiration date of the Stock Options (the “Election Date”).

Pursuant to the Amendments, the Vesting Options must be exercised either on the Election Date or, if earlier, upon the expiration of a period of time elected by the Optionee after the Optionee’s death, termination of employment or disability or a change of control of Red Hat, but not later than the previously scheduled expiration of date of the Stock Options.

In addition, the Amendments change the definition of “Change in Control” to conform to the definition contained in the Internal Revenue Code Service interpretations issued with respect to Section 409A and implement other technical changes in conformity with Section 409A.

The foregoing descriptions are qualified by the terms of the Amendments, filed herewith.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment to Non-Qualified Stock Option Agreement dated effective December 30, 2005 by and between Red Hat, Inc. and Matthew J. Szulik

10.2	Amendment to Restricted Stock Award Agreement dated effective December 30, 2005 by and between Red Hat, Inc. and Matthew J. Szulik

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED HAT, INC.

Date: January 6, 2006	By:	/s/ DeLisa K. Alexander
DeLisa K. Alexander, Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Non-Qualified Stock Option Agreement dated effective December 30, 2005 by and between Red Hat, Inc. and Matthew J. Szulik

10.2	Amendment to Restricted Stock Award Agreement dated effective December 30, 2005 by and between Red Hat, Inc. and Matthew J. Szulik